PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
         SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 UROCOR, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
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     paid previously. Identify the previous filing by registration statement
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

                                     May 16, 1997

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of UroCor, Inc. to be held at 2:00 p.m., C.D.T., on Friday, June 20, 1997, at The Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma.

    This year you will be asked to vote in favor of three proposals. The proposals relate to the election of two directors, the approval of an amended stock option plan for management and other key employees and the approval of a non-employee director stock option plan. These matters are more fully explained in the attached proxy statement, which you are encouraged to read.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU APPROVE THESE PROPOSALS AND URGES THAT YOU RETURN YOUR SIGNED PROXY CARD AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

    Thank you for your cooperation.

                                       Sincerely,

                                       /s/ William A. Hagstrom

                                       William A. Hagstrom
                                       Chairman of the Board, President and
                                         Chief Executive Officer

                                     UROCOR, INC.
                                 800 RESEARCH PARKWAY
                            OKLAHOMA CITY, OKLAHOMA 73104

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD ON JUNE 20, 1997

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of UroCor, Inc., a Delaware corporation (the "Company"), will be held on Friday, June 20, 1997, at 2:00 p.m., local time, at The Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma for the following purposes:

    1. To elect two persons to serve as directors of the Company for three-year terms or until their respective successors are duly elected and qualified.

    2. To consider and vote on a proposal to approve the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan pursuant to which the Company's Amended and Restated 1992 Stock Option Plan would be amended to (i) increase the aggregate number of shares of Common Stock for which options may be granted under the plan from 1,400,000 to 1,700,000 shares and (ii) amend certain provisions of the plan to bring the plan into compliance with recently amended federal securities and tax laws.

    3. To consider and vote on a proposal to approve the UroCor, Inc. 1997 Non-Employee Director Stock Option Plan pursuant to which (i) an aggregate of 100,000 shares of Common Stock would be available for the issuance of options under the plan, (ii) options to purchase 10,000 shares of the Company's Common Stock would be granted to each existing non-employee director who has served since January 1, 1989, (iii) options to purchase 7,500 shares of the Company's Common Stock would be granted to each existing non-employee director who has served only since January 1, 1994, (iv) options to purchase 5,000 shares of the Company's Common Stock would be granted to each existing non-employee director who has served only since January 1, 1995, (v) options to purchase 10,000 shares of Common Stock would be granted to any new non-employee director on the date of his or her election and (vi) options to purchase 5,000 shares of Common Stock would be granted annually to each non-employee director on July 1 of each year, beginning July 1, 1998.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The holders of Common Stock of the Company of record at the close of business on May 7, 1997, will be entitled to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned a proxy card.

                                       By Order of the Board of Directors

                                       /s/ SOCRATES H. CHOUMBAKOS
                                       -----------------------------------------
                                       Socrates H. Choumbakos
                                       Senior Vice President, Corporate Planning
                                         and Development and Secretary

May 16, 1997

                                      IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                                     UROCOR, INC.

                                   PROXY STATEMENT
                          FOR ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD JUNE 20, 1997

                                 GENERAL INFORMATION

     This proxy statement and the accompanying proxy card are being furnished to holders of Common Stock of UroCor, Inc. ("UroCor" or the "Company"), 800 Research Parkway, Oklahoma City, Oklahoma 73104 (Tel. No. 405/290-4000), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of stockholders to be held Friday, June 20, 1997, at 2:00 p.m. at The Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma, or any adjournment thereof.

     Proxies in the form enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted for the director nominees listed herein, for the proposal to approval the Second Amended and Restated 1992 Stock Option Plan (the "Amended and Restated Stock Option Plan") and for the proposal to approval the 1997 Non-Employee Director Stock Option Plan (the "Director Stock Option Plan"). The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Company at or prior to the meeting. This Proxy Statement and accompanying proxy card are being mailed on or about May 16, 1997, to shareholders of record on May 7, 1997 (the "Record Date").

     At the close of business on the Record Date, there were outstanding and entitled to vote 10,159,073 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") and only the holders of record on the Record Date shall be entitled to vote at the meeting.

     The holders of record of Common Stock on the Record Date will be entitled to one vote per share on each matter presented to the stockholders at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum for the transaction of business at the meeting.

                          MATTERS TO COME BEFORE THE MEETING

PROPOSAL 1:  ELECTION OF DIRECTORS

     At the meeting two directors are to be elected, constituting all of the Class I directors. The Company's Restated Certificate of Incorporation provides for the classification of the Board of Directors into three classes of directors (Class I, Class II and Class III), with the term of each class expiring at successive annual stockholders' meetings. At and after this 1997 Annual Meeting of Stockholders, all nominees will be elected for three-year terms. Each director will serve until the annual meeting of stockholders at which his term expires, or until his respective successor is duly elected and qualified or his earlier resignation or removal. The terms of office of Herbert J. Conrad and Louis M. Sherwood, M.D. expire at the meeting, and they are both proposed as nominees for terms expiring at the 2000 Annual Meeting of Stockholders. It is the intention of the persons named in the proxies for the holders of the Common Stock to vote the proxies for the election of the nominees named below, unless otherwise specified in any particular proxy.
The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the Meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. Any vacancies that may occur during the year may be filled by an individual appointed by the Board of Directors to serve for the remainder of the term of such director position. Two Class II director positions currently are vacant as a result of director resignations earlier in 1997. The Board of Directors is actively reviewing candidates, and, in the event that qualified individuals are identified, the Board of Directors plans to appoint directors to these vacant positions, the terms of which will expire at the 1998 Annual Meeting of Stockholders. In accordance with the Company's by-laws and Delaware law, a stockholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. Each director nominee receiving a plurality of the votes cast in person or by proxy at the meeting will be elected director. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee, and will not affect the outcome of the election.

     The following table sets forth certain information with respect to the persons who have been nominated to serve three-year terms as director and for the Company's other directors:

                                                                        DIRECTOR
                                AGE   POSITION WITH THE COMPANY          SINCE

NOMINEES FOR ELECTION FOR TERMS
EXPIRING AT THE 2000 ANNUAL
MEETING OF STOCKHOLDERS

Herbert J. Conrad                64   Director                             1993

Louis M. Sherwood, M.D.          60   Director                             1993

DIRECTORS WHOSE TERMS EXPIRE AT
THE 1999 ANNUAL MEETING OF
STOCKHOLDERS

Paul A. Brown, M.D.              59   Director                             1988

Michael E. Herbert               52   Director                             1994

William A. Hagstrom              39   Chairman of the Board, President     1989
                                      and Chief Executive Officer

BACKGROUND OF NOMINEES FOR DIRECTOR AND DIRECTORS

     HERBERT J. CONRAD. Mr. Conrad has been a director since October 1993. Until his retirement in August 1993, Mr. Conrad worked for 33 years at Hoffmann-LaRoche, Inc., a pharmaceutical company. He held senior management positions in marketing, business and strategic planning and public affairs. For the last 16 years of his career at Hoffmann-LaRoche, he was President of the United States Pharmaceuticals Division and Senior Vice President of Hoffmann-LaRoche and a member of its Executive Committee and Board of Directors. Mr. Conrad is also a director of several pharmaceutical and biotechnology companies, including Dura Pharmaceuticals, Biotechnology General, Gensia, and Gen-Vec.

     LOUIS M. SHERWOOD, M.D. Dr. Sherwood has been a director since October 1993. Since 1992, Dr. Sherwood has been Senior Vice President, U.S. Medical and Scientific Affairs, of Merck & Co., a pharmaceutical company which he joined in 1987. His previous academic appointments include seven years as Baumritter Professor and Chairman of the Department of Medicine at Albert Einstein College of Medicine, Professor of Biochemistry and Physician in Chief at Montefiore Medical Center, as well as, eight years as Chairman of Medicine at the Michael Reese Medical Center and Professor of Medicine at the University of Chicago. He also served as Chief of Endocrinology at Beth Israel Hospital and Associate Professor of Medicine at Harvard Medical School.

     PAUL A. BROWN, M.D. Dr. Brown has been a director since November 1988. He has been Chairman of the Board and Chief Executive Officer of HEARx Ltd., a hearing care organization, for the past six years. Prior to founding HEARx, Dr. Brown was founder and Chairman of the Board of MetPath Inc. Dr. Brown is an emeritus member of the Board of Trustees of Tufts University, past Chairman of the Board of Overseers of the Tufts University School of Medicine, a member of the visiting committee of Boston University School of Medicine and a part-time member of the Columbia University College of Physicians and Surgeons.

     MICHAEL E. HERBERT. Mr. Herbert has been a director since July 1994. Mr. Herbert was the founder of Physicians Health Services, Inc., an individual practice association health maintenance organization ("IPA/HMO"), and served as President and Chief Executive Officer through August 1996, at which time he became Co-Chief Executive Officer and Vice Chairman. Mr. Herbert has been associated with Physicians Health Services since 1976, prior to which he was Vice President of InterStudy, a national health policy research firm. Mr. Herbert is Chairman of the American Association of Health Plans and is past Chairman of the American Managed Care and Review Association.

     WILLIAM A. HAGSTROM. Mr. Hagstrom has been a director of the Company and served as President and Chief Executive Officer of the Company since November 1989. Mr. Hagstrom was appointed Chairman of the Board of Directors in September 1994. Before joining the Company, Mr. Hagstrom was Vice President of the Scientific Products Division of Baxter-Travenol, a medical products company, where he served in various marketing, sales, product planning and general management positions from November 1985 to November 1989. Prior to joining Baxter-Travenol, he spent three years at American Hospital Supply Corp. until it was acquired by Baxter-Travenol and three years at Becton Dickinson & Co. in various management positions.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee. During the fiscal year ended December 31, 1996, the Board of Directors met seven times, the Audit Committee met two times, the Compensation Committee met two times and the Nominating Committee was formed but held no meetings. No director attended less than 75% of the combined number of Board meetings and meetings of committees of which he is a member.

     AUDIT COMMITTEE. Dr. Brown and Mr. Conrad are the current members of the Audit Committee. The Audit Committee recommends the independent public accountants appointed by the Board of Directors to audit the financial statements of the Company and reviews issues raised by such accountants as to the scope of their audit and their report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures.

     COMPENSATION COMMITTEE. Dr. Brown, Mr. Conrad and Mr. Herbert, none of whom is an employee of the Company, are the current members of the Compensation Committee. The Compensation Committee reviews, approves and makes recommendations to the Board of Directors on matters regarding the compensation of the Company's directors, executive officers and key employees.

     STOCK PLAN COMMITTEE. In May 1997, the Board of Directors created the Stock Plan Committee. Mr. Conrad and Mr. Herbert are the current members of the Stock Plan Committee. The Stock Plan Committee acts as the administrative committee for the stock plans of the Company, including the Amended and Restated Stock Option Plan and the Director Stock Option Plan.

     NOMINATING COMMITTEE. Dr. Brown, Mr. Conrad and Mr. Herbert are the current members of the Nominating Committee. The Nominating Committee recommends nominees for election as directors and persons to fill director vacancies and newly created directorships, selects the individuals to vote solicited proxies at stockholder meetings, reviews proxy comments received from stockholders relating to the Board of Directors, reviews stockholders' suggestions of nominees for director that are submitted in accordance with the provisions of the by-laws of the Company and reviews and makes recommendations to the Board of Directors regarding the organization and structure of the Board.

PROPOSAL 2:  APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION PLAN

GENERAL

     At the meeting, the stockholders of the Company will be asked to vote upon a proposal to approve the Amended and Restated Stock Option Plan. Approval of the Amended and Restated Stock Option Plan requires the affirmative vote of the holders of a majority of the votes of the shares of Common Stock that are outstanding as of the Record Date. The text of the proposed Amended and Restated Stock Option Plan is set forth in full in ANNEX A to this proxy statement. The Amended and Restated Stock Option Plan amends the UroCor, Inc. Amended and Restated 1992 Stock Option Plan (the "1992 Stock Option Plan") to (i) increase the aggregate number of shares of Common Stock for which options may be granted under the plan from 1,400,000 to 1,700,000 and (ii) amend certain provisions of the plan to bring the plan into compliance with recently amended federal securities and tax laws.

REASONS FOR THE AMENDED AND RESTATED STOCK OPTION PLAN

     The Board of Directors believes that it is in the best interest of the Company to encourage ownership of the Company's stock by its employees, directors and consultants. Providing an opportunity to hold an equity interest in the Company assists the Company in attracting and retaining key management and consulting personnel, which is critical to the Company's long-term success. The number of shares of Common Stock available under the 1992 Stock Option Plan will be depleted by December 1997, and the Board of Directors of the Company has determined that, to continue to provide performance-based incentive to the Company's management and key employees, it is in the best interest of the Company to increase the number of shares of Common Stock available for grant of options under the 1992 Stock Option Plan.

     To provide additional shares of Common Stock for which options may be granted under the 1992 Stock Option Plan and to amend certain provisions of the plan to bring the plan into compliance with recently amended federal securities and tax laws, the Board of Directors has approved the Amended and Restated Stock Option Plan and has directed that the same be presented to the stockholders for their approval.

CERTAIN CONSIDERATIONS

     Stockholders should note that certain disadvantages may result from approval of the Amended and Restated Stock Option Plan, including a reduction in their interest of the Company with respect to earnings per share, voting, liquidation value and book and market value per share if options to acquire shares of Common Stock are granted and subsequently exercised.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION PLAN. Approval of the Amended and Restated Stock Option Plan requires the affirmative vote of the holders of a majority of the votes of the shares of Common Stock that are outstanding as of the Record Date. If not otherwise provided, proxies will be voted "FOR" approval of the Amended and Restated Stock Option Plan. Abstentions and broker non-votes will be counted as shares entitled to vote on the proposal, but will not be treated as either a vote for or against the proposal. Therefore, an abstention or broker non-vote will have the same effect as a vote against the proposal.

PROPOSAL 3:  APPROVAL OF THE DIRECTOR STOCK OPTION PLAN

GENERAL

     At the meeting, the stockholders of the Company will be asked to vote upon a proposal to approve the Director Stock Option Plan . Approval of the Director Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock that are outstanding as of the Record Date and entitled to vote thereon. The text of the proposed Director Stock Option Plan is set forth in full in ANNEX B to this proxy statement. The Director Stock Option Plan will (i) provide for the grant of options to purchase 10,000 shares of Common Stock to each existing non-employee director who has served since January 1, 1989, (ii) provide for the grant of options to purchase 7,500 shares of Common Stock to each existing non-employee director who has served only since January 1, 1994, (iii) provide for the grant of options to purchase 5,000 shares of Common Stock to each existing non-employee director who has served only since January 1, 1995, (iv) provide for the grant of options to purchase 10,000 shares of Common Stock to any new non-employee director on the date of his or her election and (v) provide for the grant of options annually to purchase 5,000 shares of Common Stock to each non-employee director on July 1 of each year, beginning July 1, 1998.

REASONS FOR THE DIRECTOR STOCK OPTION PLAN

     The Board of Directors believes that it is in the best interest of the Company to attract and retain the services of experienced and knowledgeable non-employee directors of the Company and to provide an incentive for such directors to increase their proprietary interests in the Company's long-term success and progress. In furtherance thereof, the Board of Directors has adopted the Director Stock Option Plan and has directed that the same be presented to the stockholders for their approval.

CERTAIN CONSIDERATIONS

     Stockholders should note that certain disadvantages may result from the adoption of the Director Stock Option Plan, including a reduction in their interest of the Company with respect to earnings per share, voting, liquidation value and book and market value per share if options to acquire shares of Common Stock are granted and subsequently exercised.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE DIRECTOR STOCK OPTION PLAN. Approval of the Director Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock that are outstanding as of the Record Date. If not otherwise provided, proxies will be voted "FOR" approval of the Director Stock Option Plan. Abstentions and broker non-votes will be counted as shares entitled to vote on the proposal, but will not be treated as either a vote for or against the proposal. Therefore, an abstention or broker non-vote has the same effect as a vote against the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 1, 1997 with respect to (i) persons known to the Company to be beneficial holders of five percent or more of the outstanding shares of Common Stock, (ii) the executive officers named in the Summary Compensation Table and the directors of the Company and (iii) all executive officers and directors of the Company as a group.

                                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (2)
                                  ---------------------------------------------
BENEFICIAL OWNER(1)                                    SHARES         %
-------------------                                    ------       -----
Concord Partners II, L.P. and related entities(3)     1,717,708     16.7
535 Madison Avenue
New York, NY  10022

The Capital Group Companies, Inc.(4)                    775,000      7.6
333 South Hope Street
Los Angeles, CA  90071

Kummell Investments Limited(5)                          530,698      5.2
Suite 922C
Europort, Gibraltar (via London)                        509,174      5.0

ML Oklahoma Venture Partners, Limited Partnership(6)
5100 East Skelly Drive, Suite 1060
Tulsa, OK  74135

Paul A. Brown, M.D.                                        --         --
   Director

Herbert J. Conrad                                        18,375        *
   Director(7)

Michael E. Herbert                                        9,375        *
   Director(8)

Louis M. Sherwood, M.D.                                  12,375        *
   Director(9)

William A. Hagstrom(10)                                 338,358      3.3
   Chairman of the Board, President and Chief
   Executive Officer

Socrates H. Choumbakos(11)                              123,120      1.2
   Vice President, Corporate Development, Chief
   Financial Officer and Secretary

Mark G. Dimitroff(12)                                   116,631      1.1
   Vice President and General Manager
   UroDiagnostics Group

Robert W. Veltri, Ph.D.(13)                             119,274      1.2
   Vice President and General Manager UroSciences
   Group

Kathryn L.W. Ingerly(14)                                  8,000        *
   Vice President Disease Management Information
   Systems

All executive officers, directors and nominees as a     776,841      7.4
group (10 persons)(15)

------------------
*   Less than 1%.

(l) Each beneficial owner's percentage ownership is determined by assuming that options, warrants and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days have been exercised or converted.

(2) Unless otherwise noted, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 1,124,028 shares held by Concord Partners II, L.P., which include 86,527 shares issuable upon the exercise of certain stock purchase warrants, and 256,700 shares held by Concord Partners Japan, Limited, which include 5,170 shares issuable upon the exercise of certain stock purchase warrants, each of which is a private venture capital fund managed by Dillon, Read & Co., Inc. ("Dillon Read"). Also includes 28,290 shares held by Lexington Partners III, L.P., and 13,143 shares held by Lexington Partners IV, L.P., of which 800 shares are issuable upon the exercise of certain stock purchase warrants. Each of Lexington Partners III, L.P. and Lexington Partners IV, L.P. is a private investment fund for certain Dillon Read affiliated persons, managed by Dillon Read. Also includes 295,547 shares held by Dillon Read as agent for certain affiliated persons of which 13,226 shares are issuable upon the exercise of certain stock purchase warrants. Information with respect to such beneficial owners was obtained from their report on Schedule 13G dated February 13, 1997, as received by the Company, and from the Company's stock records.

(4) Information with respect to the ownership of such beneficial owner was obtained from its report on Schedule 13G dated February 12, 1997, as received by the Company.

(5) The beneficial owner's shares set forth in the table include 40,000 shares of Common Stock issuable upon exercise of certain stock purchase warrants. Information with respect to the ownership of such stockholder was obtained from its report on Schedule 13G dated February 14, 1997, as received by the Company.

(6) The beneficial owner's shares set forth in the table include 12,539 shares of Common Stock issuable upon the exercise of certain stock purchase warrants. Joe D. Tippens, who served as a director of the Company from May 1991 through February 17, 1997, is a limited partner of the general partner of ML Oklahoma Venture Partners, Limited Partnership ("ML Oklahoma"), and a consultant to MLVC Inc., the management company to ML Oklahoma, and may be deemed to be the beneficial owner of the 509,174 shares held by ML Oklahoma set forth in the table. Mr. Tippens disclaims beneficial ownership of such shares. Information with respect to such stockholder was obtained from its report on Schedule 13G dated February 13, 1997, as received by the Company.

(7) The beneficial owner's shares set forth in the table include 9,375 shares of Common Stock issuable upon the exercise of certain stock options.

(8) The beneficial owner's shares set forth in the table include 9,375 shares of Common Stock issuable upon the exercise of certain stock options.

(9) The beneficial owner's shares set forth in the table include 9,375 shares of Common Stock issuable upon the exercise of certain stock options.

(10) The beneficial owner's shares set forth in the table include 105,316 shares of Common Stock issuable upon the exercise of certain stock options.

(11) The beneficial owner's shares set forth in the table include 89,120 shares of Common Stock issuable upon the exercise of certain stock options.

(12) The beneficial owner's shares set forth in the table include 39,587 shares of Common Stock issuable upon the exercise of certain stock options.

(13) The beneficial owner's shares set forth in the table include 45,440 shares of Common Stock issuable upon the exercise of certain stock options.

(14) The beneficial owner's shares set forth in the table include 8,000 shares of Common Stock issuable upon the exercise of certain stock options.

(15) See notes (7) through (14) to this table. The beneficial owners' shares set forth in this table include an aggregate of 336,921 shares of Common Stock issuable upon the exercise of certain stock options and warrants.

                         EXECUTIVE OFFICERS AND COMPENSATION

     The following section sets forth the names and background of the Company's executive officers and certain key employees.

BACKGROUND OF EXECUTIVE OFFICERS AND KEY EMPLOYEES

                                                                  DATE OF
NAME                                 OFFICES HELD             FIRST ELECTION AGE

William A. Hagstrom      Chairman of the Board, President and  November 1989  39
                         Chief Executive Officer

Socrates H. Choumbakos   Senior Vice President,                June 1992      52
                         Corporate Planning
                         and Development and Secretary

Mark G. Dimitroff        Vice President and General Manager    April 1990     50
                         UroDiagnostics Group

Robert W. Veltri, Ph. D. Vice President and General Manager    October 1990   55
                         UroSciences Group

Kathryn L.W. Ingerly     Vice President Disease Management     April 1996     37
                         Information Systems

Michael N. McDonald      Vice President, Chief Financial       June 1992      39
                         Officer, Treasurer and Assistant
                         Secretary

Gerard J. O'Dowd, M.D.   Medical Director                      August 1990    46

     For further information regarding Mr. Hagstrom's background, see "Background of Nominees for Director and Directors".

     SOCRATES H. CHOUMBAKOS. Mr. Choumbakos joined the Company in June 1992 as Vice President, Corporate Development, Chief Financial Officer and Secretary, and became Senior Vice President, Corporate Planning and Development in May 1997. Before joining the Company, Mr. Choumbakos was President of Venture Development Group, a corporate and business development consulting firm, from March 1988 to June 1992. From March 1988 to December 1990, Mr. Choumbakos was also Vice President and Chief Financial Officer of Creative Business Strategies, Inc., a business development consulting firm. From August 1979 to March 1988, Mr. Choumbakos was Director of Corporate Development at Becton Dickinson & Co., a medical products company. Prior to 1979, he was a Senior Manager with Price Waterhouse & Co. where he worked for 13 years.

     MARK G. DIMITROFF.   Mr. Dimitroff joined the Company in April 1990 as
Vice President, Marketing and Sales and became Vice President and General Manager UroDiagnostics Group in October 1994. Before joining the Company, Mr. Dimitroff served as Vice President, Marketing and Sales for Dianon Systems, Inc., an oncology specialty reference laboratory, from 1984 to April 1990. Prior to 1984, he held senior marketing and sales management positions with MetPath Inc., a large general reference laboratory, and American Hospital Supply Corp.

     ROBERT W. VELTRI, PH.D.   Dr. Veltri joined the Company in October 1990
as Vice President, Product Planning and Technology Development and Chief Scientific Officer, and became Vice President and General Manager UroSciences Group in October 1994. Before joining the Company, Dr. Veltri was the Executive Vice President and Chief Technical Officer at Theracel, Inc., a therapeutics development company, from 1988 to October 1990. From 1984 to 1988, he was a founder and President and Chief Executive Officer of American Biotechnology Company, the predecessor to Theracel, Inc. Prior to 1984, Dr. Veltri held various positions with Cooper Biomedical Inc., a diagnostic products company, and West Virginia University Medical School.

     KATHRYN L. W. INGERLY. Ms. Ingerly joined the Company in April 1996 as Vice President Disease Management Information Systems. Before joining the Company, Ms. Ingerly was the President and Chief Executive Officer of Ingerly Alliance Partners, L.L.C., an information technology consulting company since January 1995. From September 1988 through December 1994, Ms. Ingerly held various positions with Market Investment Solutions, a software development and services company, most recently as President and Chief Executive Officer. Prior to 1988, Ms. Ingerly was the Financial and Systems Manager of the Cleo Wallace Center, a regional health care provider in Denver, Colorado.

     MICHAEL N. MCDONALD. Mr. McDonald joined the Company in June 1992 as Controller and Assistant Secretary, was promoted to Director of Finance and Administration and Treasurer in October 1994 and assumed his current role as Vice President and Chief Financial Officer in May 1997. Before joining the Company, Mr. McDonald was a Manager in the Accounting and Audit Division at Arthur Andersen LLP where he served in various capacities from December 1980 to June 1992.

     GERARD J. O'DOWD, M.D. Dr. O'Dowd joined the Company in August 1990 as Medical Director. Before joining the Company, Dr. O'Dowd was in private practice specializing in fine needle aspiration cytology and served as a pathologist for a regional reference laboratory in the Washington, D.C. area from January 1988 to August 1990. From 1983 to December 1987, Dr. O'Dowd served on the staff of George Washington Medical Center where he was Chief Pathologist for the Division of Cytopathology and Hematopathology. He received his medical degree from Georgetown University School of Medicine, completed a pathology residency at the University of Utah and was a Cytopathology Fellow at the Medical College of Virginia.

     All officers of the Company hold office until the regular meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of The Board of Directors (the "Committee"), which is composed of non-employee Directors and performs the duties described on page 6 of this Proxy Statement, has furnished the following report on executive compensation.

OVERALL OBJECTIVES AND PHILOSOPHY OF EXECUTIVE COMPENSATION PROGRAM

     The Committee's philosophy is to ensure that the compensation of senior management and executive officers is linked directly to improvements in financial performance and an increase in stockholder value. To effect this philosophy, the Committee follows the objectives of (i) providing a competitive total compensation package that allows the Company to attract, retain and motivate key executives, (ii) providing compensation opportunities that are linked directly to the financial performance of the Company and that align executive remuneration with the interest of the stockholders and (iii) integrating executive compensation with the Company's annual and long-term business objectives and performance goals.

EXECUTIVE COMPENSATION PROGRAM COMPONENTS

     The Committee reviews on a periodic basis the Company's compensation program to ensure that pay levels and incentive opportunities reflect the performance of the Company while providing a compensation package that is competitive with companies of similar size as the Company.

     BASE SALARY. Each year the Committee makes a recommendation to the Board establishing base salaries for all senior management and executive officers. Base salary levels are largely determined through comparisons with companies of similar size and complexity as the Company. Merit increases are based on individual performance over the previous year.

     The Committee evaluated the base salary of the Chairman of the Board, Chief Executive Officer and President of the Company in June 1996 and recommended that his annual compensation level be increased by 15% in order to maintain a level comparable with that of chief executive officers of companies of similar size and complexity. In reaching this conclusion, the Committee reviewed multiple surveys on executive compensation levels for emerging growth companies in various industries.

     ANNUAL INCENTIVE COMPENSATION. The Company's senior management and executive officers are eligible to receive annual cash bonus awards which are linked directly to the Company's revenue and operating income and achievement of individual goals and nonfinancial corporate goals. The Committee's objective with respect to this plan is to deliver a minimum targeted annual incentive of 20% of base salary upon the attainment of a certain threshold level of revenue and operating income and achievement of other goals. Actual awards are subject to decrease or increase based on level of attainment and are completely at the discretion of the Committee. The Committee has made awards to the executive officers named in the compensation table under this plan during the past three years, with the exception of Ms. Ingerly who has only received an award for 1996, her first year with the Company.

     The Committee met in January 1997 to review the Company's 1996 performance and to approve incentive compensation awards, contingent upon issuance of audited financial statements. Based upon performance during the year ended December 31, 1996, the Chairman of the Board, Chief Executive Officer and President received a bonus representing 40% of his base salary.

     STOCK OPTION PROGRAM. The Committee strongly believes that compensation in the form of stock provides incentive for management to increase stockholder value by closely aligning management compensation with the performance of the Common Stock. The Company has adopted the Amended and Restated 1992 Stock Option Plan, pursuant to which the Committee may authorize the grants of stock options.

     The Committee has authorized grants of stock options, from time to time, to executive officers and management of the Company. The only issuance during the year ended December 31, 1996 to executive officers named in the compensation table was to Ms. Ingerly, in conjunction with the start of her employment with the Company. Subsequent to December 31, 1996, the Committee authorized the issuance of options to purchase 85,000 shares of Common Stock at $10.00 per share, the fair market value of the Common Stock at such date, to the executive officers named in the compensation table. These options will vest over three years, subject to acceleration to full vesting in one year if certain financial goals are attained in 1997.

FUTURE CONSIDERATIONS AND CONCLUSION

     With the Company's recent entry into the public market and revenue and earnings growth over the past few years, the Committee is considering retaining an outside consultant or firm to review the Company's executive compensation program and make recommendations to the Committee to ensure that its objectives are being met. The Committee believes that the total compensation program for executives of the Company is competitive with the compensation programs provided by other comparable companies. The Committee also believes that any amounts paid under the annual incentive plan appropriately relate to corporate and individual performance, yielding awards that are directly related to the annual financial and operational results of the Company. Finally, the Committee believes that the Company's stock option plans provide opportunities to participants that are consistent with the returns that are generated on behalf of the Company's stockholders.

                                       COMPENSATION COMMITTEE OF THE
                                         BOARD OF DIRECTORS

                                       Paul A. Brown, M.D.
                                       Herbert J. Conrad
                                       Michael E. Herbert

SUMMARY OF COMPENSATION

     The following table summarizes compensation information concerning the Chief Executive Officer and each of the Company's most highly compensated executive officers as to whom the total annual salary and bonus for the fiscal year ended December 31, 1996, exceeded $100,000.

                              SUMMARY COMPENSATION TABLE

                                                                  LONG TERM
                                        ANNUAL COMPENSATION      COMPENSATION
                                   ----------------------------- ------------
                                                       OTHER      SECURITIES
                                                       ANNUAL     UNDERLYING    ALL OTHER
NAME AND PRINCIPAL                 SALARY    BONUS  COMPENSATION   OPTIONS    COMPENSATION
     POSITION                YEAR    ($)      ($)       ($)        (#) (1)        ($)
---------------------        ----  -------   ------ ------------  ----------  ------------
William A. Hagstrom,         1996  181,774   38,532      --           --           --
  Chairman of the            1995  160,202   31,522      --         60,000         --
  Board, President           1994  151,550   46,648      --        106,646         --
  and Chief Executive
  Officer

Socrates H. Choumbakos       1996  134,820   24,851      --           --           --
  Vice President Corporate   1995  129,585   15,700      --         30,000         --
  Development, Chief         1994  125,816   23,250      --         20,200         --
  Financial Officer and
  Secretary

Mark G. Dimitroff,           1996  144,116   23,451      --           --           --
  Vice President and         1995  129,909   18,435      --         40,000         --
  General Manager            1994  120,495   26,195      --         32,818         --
  UroDiagnostics Group

Robert W. Veltri, Ph.D.      1996  139,258   19,324      --           --           --
  Vice President and         1995  126,404   15,431      --         30,000         --
  General Manager            1994  118,700   23,446      --         44,300         --
  UroSciences Group

Kathryn L. W. Ingerly        1996  84,923 (2)  --        --         40,000         --
  Vice President Disease     1995    --        --        --           --           --
  Management Information     1994    --        --        --           --           --
  Systems

---------------------------
(1) Represents shares issuable pursuant to stock options granted under a stock option plan.
(2)  Employment began March 31, 1996.  Current base salary is $120,000 per year.

OPTION GRANTS AND EXERCISES

     The following table sets forth information concerning individual grants of stock options made during the year ended December 31, 1996, to each of the executive officers named in the Summary Compensation Table.

       OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1996

                         INDIVIDUAL GRANTS (1)
------------------------------------------------------------------------
                                                                         POTENTIAL REALIZED
                      NUMBER OF       % OF TOTAL                          VALUE AT ASSUMED
                      SECURITIES       OPTIONS      EXERCISE              ANNUAL RATES OF
                      UNDERLYING      GRANTED TO    OR BASE                  STOCK PRICE
                        OPTIONS      EMPLOYEES IN    PRICE    EXPIRATION  APPRECIATION FOR
        NAME        GRANTED (#) (2)  FISCAL YEAR   ($/SHARE)     DATE       OPTION TERM
------------------- ---------------  ------------  ---------  ----------  ----------------
                                                                           5% ($)    10% ($)
                                                                           -------   -------
Kathryn L.W. Ingerly     40,000          26.8         9.00    May 1, 2006  226,402   573,747
-------------------

(1) No options were granted to the Chief Executive Officer and the Company's most highly compensated officers during the fiscal year ended December 31, 1996, except for options granted to Ms. Ingerly.
(2) Represents shares of Common Stock issuable pursuant to an incentive stock option granted under a stock option plan. Options vest in 20% annual increments beginning May 1, 1997.

     The following table sets forth information concerning the value of unexercised options held by each of the executive officers named in the Summary Compensation Table at December 31, 1996. None of such executive officers exercised any stock options during the year ended December 31, 1996.

                 OPTION VALUES AT DECEMBER 31, 1996

                             NUMBER OF
                       SECURITIES UNDERLYING
                        UNEXERCISED OPTIONS         VALUE OF UNEXERCISED
                       AT DECEMBER 31, 1996       IN-THE-MONEY OPTIONS AT
                             (# SHARES)          DECEMBER 31, 1996 ($) (1)
                     --------------------------  --------------------------
         NAME        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------- -----------  -------------  -----------  -------------
William A. Hagstrom    105,316        61,330       908,097       500,471

Socrates H. Choumbakos  89,120        28,080       802,170       227,455

Mark G. Dimitroff       39,587        33,231       335,527       266,181

Robert W. Veltri, Ph.D. 45,440        28,860       390,440       234,329

Kathryn L.W. Ingerly      --          40,000          --          22,500

---------------------

(1) Based on a price of $99/16, the closing price of the Common Stock on December 31, 1996, as reported by the Nasdaq Stock Market.

PERFORMANCE PRESENTATION

     The following performance graph compares the performance of the Common Stock on an indexed basis to Center for Research in Security Prices ("CRSP") Index for The Nasdaq Stock Market - US Companies ("Nasdaq US Companies") and a CRSP index of Nasdaq Stock Market health services companies for Nasdaq companies with SIC codes beginning with 80 ("Nasdaq Health Services Companies"). Information with respect to the Common Stock, the Nasdaq US Companies and the Nasdaq Health Services Companies is from May 16, 1996, the effective date of the Company's initial public offering. The graph assumes that the value of the investment in the Common Stock and each index was $100 at May 16, 1996, and that all dividends were reinvested. The Company will provide the names of the companies included in the Nasdaq Health Services Companies upon written request to the Investor Relations Department of the Company.

                                     CHART

                                       5/16/96   6/28/96   9/30/96  12/31/96
                                       -------   -------   -------  --------
UroCor, Inc.                            100.0     111.4     114.8     86.9

Nasdaq US Companies                     100.0      95.9      99.3    104.2

Nasdaq Health Services Companies        100.0      96.2      95.9     84.8

Note: The indices are reweighed daily, using the market capitalization on the previous trading day.

COMPENSATION OF DIRECTORS

     Each director receives reimbursement for expenses related to attendance at Board meetings. Mr. Conrad, Mr. Herbert and Dr. Sherwood each receive $1,500 for each meeting of the Board of Directors attended.

EMPLOYMENT AGREEMENTS

     Mr. Hagstrom entered into an employment agreement with the Company in January 1990. Under the terms of such agreement, Mr. Hagstrom serves as President and Chief Executive Officer. The term of the agreement is for one year, with automatic renewals indefinitely for further successive one-year periods unless terminated by either party. The Company may terminate the agreement upon Mr. Hagstrom's death or disability or for cause (as that term is defined therein). The Company may terminate the agreement at any time without cause, provided that the Company continues to pay Mr. Hagstrom at his then current base salary rate, on a monthly basis, for six months following the effective date of termination. Pursuant to the terms of the agreement, the Company may pay Mr. Hagstrom bonuses in such amounts as the Board of Directors in its sole discretion may determine.

     Messrs. Choumbakos and Dimitroff, Dr. Veltri and Ms. Ingerly each have entered into agreements with the Company regarding the respective terms of their employment. None of such agreements provide for fixed periods of employment. The agreement with Mr. Choumbakos provides for a current base salary of $146,954, subject to annual review, a bonus of up to 25% of his annual base salary and a severance obligation of six months upon termination without cause. The agreement with Mr. Dimitroff provides for a current base salary of $148,480, subject to annual review, and a bonus of up to 30% of his annual base salary. In April 1996, the Company's Board of Directors approved a severance obligation for Mr. Dimitroff of six months upon termination of employment without cause. The agreement with Dr. Veltri provides for a current base salary of $144,155, subject to annual review, a bonus of up to 25% of his annual base salary and a severance obligation of three months upon termination without cause. In April 1996, the Company's Board of Directors approved an increase in Dr. Veltri's bonus to up to 30% of his annual base salary and an increase in his severance obligation to six months upon termination of employment without cause. The agreement with Ms. Ingerly provides for a current base salary of $120,000, subject to annual review, a bonus of up to 30% of her annual base salary and a severance obligation of three months upon termination without cause.

TRANSACTIONS

     The Company paid consulting fees to Dr. Paul A. Brown, a director of the Company, for consultation on business and scientific matters totaling $36,000 for 1996.

                          DESCRIPTION OF COMPANY STOCK PLANS

     Pursuant to applicable federal securities laws, the Company is required to furnish to its stockholders in this proxy statement certain information with respect to the Amended and Restated Stock Option Plan and the Director Stock Option Plan. For information concerning these plans, see "Proposal 2:
Approval of the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan", "Proposal 3: Approval of the UroCor, Inc. 1997 Non-Employee Director Stock Option Plan" and the summaries set forth below.

     The following summaries do not purport to be complete summaries of the Company's stock option plans and are qualified in their entirety by reference to the plans.

SUMMARY OF THE AMENDED AND RESTATED STOCK OPTION PLAN

     The Board of Directors adopted the Amended and Restated Stock Option Plan on May 5, 1997, subject to the approval by the stockholders of the Company. The Amended and Restated Stock Option Plan authorizes a committee of the Board of Directors to issue options intended to qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that are not intended to conform to the requirements of the Code Section ("Non-ISOs"). Under the terms of the Amended and Restated Stock Option Plan, the exercise price of each ISO cannot be less than 100% of the fair market value of the Common Stock at the time of grant, and, in the case of a grant to a 10% stockholder, the exercise price may not be less than 110% of the fair market value on the date of grant. The exercise price of each Non-ISO may not be less than the fair market value of the Common Stock on the date of grant. Options granted under the Amended and Restated Stock Option Plan may not be exercised after the tenth anniversary (or the fifth anniversary in the case of an option granted to a 10% stockholder) of their grant. Payments by option holders upon exercise of an option may be made by delivering cash.
The Amended and Restated Stock Option Plan authorizes: (i) options to acquire up to an aggregate of 1,700,000 shares of Common Stock to be granted;
(ii) grants of ISOs to eligible employees and grants of Non-ISOs to any individual with substantial responsibility for the Company's management and growth, as determined by a committee of the Board of Directors; (iii) adjustments to the number and class of shares outstanding pursuant to granted options and reserved under the Amended and Restated Stock Option Plan in the event of a capital adjustment; (iv) an opportunity for outstanding options to be exercised subsequent to a merger or disposition of all of the Company's assets and for the optionee to receive shares to which he would have been entitled prior to such merger or disposition; and (v) grant of options in substitution for options held by employees of other corporations who are about to become Company employees or whose employer is about to become a parent or subsidiary of the Company. The Company currently has approximately 260 full-time employees, including 6 executive officers, each of whom may be eligible to receive grants under the Amended and Restated Stock Option Plan. Other persons with substantial responsibility for the Company's management and growth may be eligible to receive grants under the Amended and Restated Stock Option Plan at the discretion of a committee of the Board of Directors. A complete copy of the Amended and Restated Stock Option Plan is attached to this proxy statement as ANNEX A. The foregoing description of the Amended and Restated Stock Option Plan is qualified in its entirety by reference to ANNEX A, which is incorporated herein by reference as if fully set forth herein.

     The Amended and Restated Stock Option Plan supersedes the 1992 Stock Option Plan, under which an aggregate of 1,400,000 shares of Common Stock were reserved for issuance.

SUMMARY OF THE DIRECTOR STOCK OPTION PLAN

     The Board of Directors adopted the Director Stock Option Plan on May 5, 1997, subject to the approval by the stockholders of the Company. The Director Stock Option Plan provides for the automatic grant of stock options to non-employee directors. The Company currently has four non-employee directors, each of whom is eligible to receive grants under the Director Stock Option Plan. The purposes of the Director Stock Option Plan are to attract and retain the services of experienced and knowledgeable non-employee directors of the Company and to provide an incentive for such directors to increase their proprietary interests in the Company's long-term success and progress. A committee designated by the Board of Directors shall be the administrator of the Director Stock Option Plan. A complete copy of the Director Stock Option Plan is attached to this proxy statement as ANNEX B. The following description of the Director Stock Option Plan is qualified in its entirety by reference to ANNEX B, which is incorporated herein by reference as if fully set forth herein.

     Under the Director Stock Option Plan, an aggregate of 100,000 shares of Common Stock have been authorized and reserved for issuance to non-employee directors. The aggregate number of shares of Common Stock for which options may be granted under the Director Stock Option Plan may be adjusted based on certain anti-dilution provisions contained in the Director Stock Option Plan.
 On May 5, 1997, each existing non-employee director was granted an option to purchase shares of Common Stock based upon their period of service as directors at $9.25 per share, the fair market value of such stock on that date. On such date, existing non-employees directors serving (i) since January 1, 1989 were granted an option to purchase 10,000 shares of Common Stock, (ii) only since January 1, 1994 were granted an option to purchase 7,500 shares of Common Stock and (iii) only since January 1, 1995 were granted an option to purchase 5,000 shares of Common Stock. On the date of election of any new non-employee director, such new non-employee director will be granted an option to purchase 10,000 shares of Common Stock at the fair market value of such stock on the date of the grant. Additionally, on July 1 of each year, beginning July 1, 1998, each non-employee director who is a non-employee director on such date will be granted an option to purchase 5,000 shares of Common Stock at the fair market value of such stock on the date that the option is granted. Each stock option granted to a non-employee director will have a ten year term and will be fully vested and exercisable on the first anniversary of the date of the grant, assuming continued service on the Board of Directors.

     The following table sets forth information concerning the determinable benefits and amounts that have been received by or allocated to the individuals and groups identified below under the Amended and Restated Stock Option Plan and the Director Stock Option Plan.

                                NEW PLAN BENEFITS (1)

                                                                       DOLLAR   NUMBER OF
                NAMES AND POSITION                          PLAN NAME  VALUE $  SHARES (2)
                ------------------                          ---------  -------  ----------
William A. Hagstrom,
Chairman of the Board, President and Chief Executive Officer..  (3)      (4)      191,646

Socrates H. Choumbakos,
Senior Vice President, Corporate Planning and Development.....  (3)      (4)      132,200

Mark G. Dimitroff,
Vice President and General Manager
UroDiagnostics Group..........................................  (3)      (4)       87,818

Robert W. Veltri, Ph.D.
Vice President and General Manager
UroSciences Group.............................................  (3)      (4)       89,300

Kathryn L. W. Ingerly
Vice President Disease Management
Information Systems...........................................  (3)      (4)       55,000

Executive Officers as a Group (6 persons, including
 the executive officers named above)..........................  (3)      (4)      630,964

Non-Executive Director Group..................................  (3)      (4)       37,500
                                                                (5)      (4)       30,000

Non-Executive Officer Employee Group..........................  (3)      (4)      474,330

(1) Includes benefits granted pursuant to the 1992 Stock Option Plan, the Amended and Restated Stock Option Plan and the Director Stock Option Plan.
(2) Includes options granted to Mr. Hagstrom to purchase 106,646, 60,000 and 25,000 shares of Common Stock on January 26, 1994, December
     15, 1995 and March 20, 1997, respectively; options granted to Mr. Choumbakos to purchase 67,000, 20,200, 30,000 and 15,000 shares of Common Stock on February 26, 1993, January 26, 1994, December 15, 1995 and March 20, 1997, respectively; options granted to Mr. Dimitroff to purchase 32,818, 40,000 and 15,000 shares of Common Stock on January 26, 1994, December 15, 1995 and March 20, 1997, respectively; options granted to Dr. Veltri to purchase 44,300, 30,000 and 15,000 shares of Common Stock on January 26, 1994, December 15, 1995 and March 20, 1997, respectively; options granted to Ms. Ingerly to purchase 40,000 and 15,000 shares of Common Stock on May 1, 1996 and March 20, 1997, respectively; options granted to other members of the Executive Officer Group to purchase 25,000, 5,000, 10,000, 15,000 and 20,000 shares of
     Common Stock on February 26, 1993, January 26, 1994, December 15, 1995, March 20, 1997 and May 5, 1997, respectively; options granted to members of the Non-Executive Director Group to purchase 12,500, 12,500, 12,500 and 12,500 shares of Common Stock on October 1, 1993, October 29, 1993, July 12, 1994 and September 30, 1994, respectively; and options granted to members of the Non-Executive Officer Employee Group to purchase an aggregate of 474,330 shares of Common Stock on various dates between June 1, 1992 and April 15, 1997.
(3)  1992 Stock Option Plan and Amended and Restated Stock Option Plan.
(4) The actual dollar value, if any, a person may realize will depend on the excess of the per share price of the Common Stock over the per share exercise price on the date the option is exercised. All options granted under the 1992 Stock Option Plan on February 26, 1993, October 1, 1993, October 29, 1993, January 26, 1994, July 12, 1994, September 30, 1994,
     December 15, 1995, May 1, 1996, March 20, 1997 and May 5, 1997 have exercise prices of $.35, $.75, $.75, $.75, $1.00, $1.00, $3.25 $9.00,
     $10.00 and $9.25 per share, respectively. All options granted on May 5, 1997, under the Director Stock Option Plan have an exercise price of $9.25 per share. Options granted to members of the Non-Executive
     Officer Employee Group under the 1992 Stock Option Plan have exercise prices ranging from $.35 to $12.625 The closing price of the Common
     Stock on the Record Date was $9.00.
(5)  Director Stock Option Plan.

FEDERAL TAX CONSEQUENCES

     AMENDED AND RESTATED STOCK OPTION PLAN. Options granted under the Amended and Restated Stock Option Plan may be either ISOs which satisfy the requirements of Section 422 of the Code or Non-ISOs which are not intended to meet these requirements. The federal income tax treatment for the two types of options differs as follows.

     In general, no tax consequences should result from the grant to or exercise by an employee of an ISO under the Amended and Restated Stock Option Plan. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a disposition.

     For federal tax purposes, dispositions are either qualifying or disqualifying. An optionee makes a qualifying disposition of the purchased shares if he sells or otherwise disposes of the shares after holding them for more than two years after the date the option was granted and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition, a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares generally will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain. If, however, the disqualifying disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized, the amount of ordinary income realized by the optionee cannot exceed the amount realized on the sale or exchange over the exercise price paid for the shares.

     If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction for the taxable years in which the disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over
(ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     No taxable income is recognized by an optionee upon the grant of a Non-ISO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares. The Company is entitled to a deduction in the same amount as the income recognized by the optionee, provided that the Company withholds income tax with respect to that amount if the optionee is an employee.

     DIRECTOR STOCK OPTION PLAN. The grant of non-qualified stock options under the Director Stock Option Plan will not result in the recognition of any taxable income by the director. A director will recognize ordinary income in the year in which the option is exercised equal to the fair market value of the purchased shares on the date of exercise over the exercise price paid for the shares. The Company is entitled to a deduction equal to the amount recognized as income by the director on the exercise of a non-qualified stock option.

                      RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP served as the Company's principal independent public accountants for the year ended December 31, 1996 and has been recommended by the Audit Committee to so serve for the current year. Representatives of Arthur Andersen LLP are expected to be present at the annual meeting of stockholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and change in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) reports which they file.

     Based solely on a review of reports on Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, reports on Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and written representations from reporting persons that no report on Form 5 was required, the Company believes that, except as set forth below, no person who, at any time during 1996, was subject to the reporting requirements of Section 16(a) with respect to the Company failed to meet such requirements on a timely basis. Mr. Conrad, a director of the Company, purchased shares of Common Stock on May 17, 1996, and was required to file a Form 4 on or before June 10, 1996. The Form 4 was filed on July 10, 1996. Dr. O'Dowd, the Company's Medical Director, purchased shares of Common Stock on May 16, 1996, and was required to file a Form 4 on or before June 10, 1996. A Form 4 was filed on June 5, 1996, that described other transactions but omitted this purchase. An amended Form 4 was filed on December 10, 1996 describing this transaction.

                          PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of holders of Common Stock intended to be presented at the annual meeting of stockholders of the Company to be held in 1998 must be received by the Company at its principal executive offices, 800 Research Parkway, Oklahoma City, Oklahoma 73104, no later than January 16, 1998, in order to be included in the proxy statement and form of proxy relating to that meeting.

                                    OTHER MATTERS

     The management of the Company knows of no other matters that may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

          The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers or employees of the Company may solicit the return of proxies by telephone, telegram or personal interview.

                                                                    ANNEX A

                                     UROCOR, INC.

                  SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN

                                     MAY 5, 1997

     1. PURPOSE. This Second Amended and Restated 1992 Stock Option Plan (the "Plan") of UroCor, Inc. (the "Company"), for certain employees, officers, directors and independent contractors performing services for the Company is intended to advance the best interest of the Company by providing those persons who have substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company -- thereby encouraging them to continue their employment or affiliation.

     2. ADMINISTRATION. The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the "Committee"), which Committee shall consist of not less than two members of the Board of Directors and shall be comprised solely of members of the Board of Directors who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") and outside directors within the meaning of Department of Treasury Regulations issued under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors of the Company shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies arising for any reason. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at any time and place as it shall choose. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of the Plan, or as to options granted under it (the "Options"), shall be subject to the determination of a majority of the Committee. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the rights, powers and authorities, to: (a) determine the persons to whom and the time or times at which Options will be made, (b) determine the number of shares and the purchase price of stock covered in each Option, subject to the terms of this Plan, (c) determine the terms, provisions and conditions of each Option, which need not be identical, (d) accelerate the time at which any outstanding Option may be exercised, (e) define the effect, if any, on an Option of the death, disability, retirement, or other termination of employment of the Optionee, (f) prescribe, amend and rescind rules and regulations relating to administration of this Plan, and (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan. The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties. When appropriate the Plan shall be administered in order to qualify certain of the Options granted under it as "incentive stock options" described in Section 422 of the Code ("Incentive Stock Options").

     3. DEDICATED SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $.01 par value (the "Stock"). The total number of shares of Stock with respect to which Incentive Stock Options may be granted shall be 1,700,000 shares. The maximum number of shares subject to Options which may be issued to any Optionee under this Plan during any period of three consecutive years is 500,000 shares. The class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof.

     In the event that an outstanding Option expires or is surrendered for any reason or terminates by reason of the death or other severance of employment of the Optionee, the shares of Stock allocable to the unexercised portion of that Option may again be subject to an Option under the Plan.

     4. AUTHORITY TO GRANT OPTIONS. The Committee may grant the following Options at any time during the term of this Plan to any eligible individual that it chooses:

     "Incentive Stock Options". The Committee may grant to an eligible employee an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would be an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nonqualified Stock Options". The Committee may grant to an eligible individual an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would not constitute an "incentive stock option" within the meaning of Section 422 of the Code.

     Each Option granted shall be approved by the Committee. Subject only to any applicable limitations set forth in this Plan, the number of shares of Stock to be covered by an Option shall be as determined by the Committee.

     5. ELIGIBILITY. The individuals who shall be eligible to receive Incentive Stock Options shall be those full-time key employees, including officers and directors if they are employees, of the Company, or of any parent or subsidiary corporation, as the Committee shall determine during the term of this Plan. However, no employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation shall be eligible to receive an Incentive Stock Option unless at the time that the Option is granted the option price is at least 110% of the fair market value (as defined in this Section 5) of the Stock at the time the Option is granted and the Option by its own terms is not exercisable after the expiration of five years from the date the Option is granted.

     An employee will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. For all purposes of this Plan, a parent corporation is any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, on the date of grant of the Option in question, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain; and a subsidiary corporation is any corporation in an unbroken chain of corporations beginning with the Company if, on the date of grant of the Option in question, each of the corporations, other than the last corporation in the chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

     The individuals who shall be eligible to receive Nonqualified Stock Options shall be such individuals as the Committee shall determine during the term of this Plan.

     No individual shall be eligible to receive an Option under the Plan while that individual is a member of the Committee.

     As used in this Plan, "fair market value" of the Stock as of any date means (a) the closing price on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the closing price of the Stock on that date as reported on The National Association of Securities Dealers (the "NASD") Automated Quotation System ("Nasdaq") Stock Market's National Market; or (c) if the Stock is not listed on The Nasdaq Stock Market's National Market, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount, at the election of the Committee equal to (x) the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) the value of the Stock as determined in good faith by the Committee in its sole discretion.

     6. OPTION PRICE. The price at which shares may be purchased pursuant to an Incentive Stock Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted. The price at which shares may be purchased pursuant to a Nonqualified Stock Option shall be not less than the fair market value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required. If an employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, the option price at which shares may be purchased under an Incentive Stock Option shall be not less than 110% of the fair market value of the Stock on the date the Option is granted.

     7. DURATION OF OPTIONS. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that the Option shall be exercisable throughout the ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of the ten-year period. If an employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the corporation employing the employee or of its parent or subsidiary corporation, no Incentive Stock Option shall be exercisable after the expiration of five years from the date such Option is granted. No Nonqualified Stock Option shall be exercisable after the expiration of ten years from the date such Option is granted. The Committee in its discretion may provide that the Option shall be exercisable throughout the ten-year period or during any lesser period of time commencing on or after the date of grant of the Option and ending upon or before the expiration of the ten-year period.

     8. $100,000 LIMITATION ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any parent corporation or subsidiary corporation) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

     9. AMOUNT EXERCISABLE. Each Option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, in the manner and subject to the conditions that the Committee in its discretion may provide in the Option agreement. However, the Committee in its absolute discretion may accelerate the time at which any outstanding Option may be exercised. Notwithstanding any provision of this Plan or an Option agreement to the contrary, no Option awarded under this Plan after May 5, 1997, may be exercised before this amendment and restatement of this Plan is approved by the stockholders of the Company.

     10. EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the exercise price of such shares, and specifying the address to which the certificates for such shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee in his notice of exercise.

     11. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the Optionee except by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him.

     12. TERMINATION OF EMPLOYMENT OR AFFILIATION OF OPTIONEE. Except as otherwise expressly provided herein or in the Option agreement, Incentive Stock Options shall terminate at 5:00 p.m., Oklahoma City time, on the 60th day immediately following the date of severance of employment of the Optionee from the Company for any reason, with or without cause, other than death or retirement for age or disability under the then established rules of the Company, and Nonqualified Stock Options shall terminate at 5:00 p.m., Oklahoma City time, on the 60th day immediately following the date of the severance of the employment or affiliation relationship between the Company and the Optionee for any reason with or without cause other than death or retirement for age or disability under the then established rules of the Company. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment or affiliation relationship between the Company and the Optionee shall be determined by the Committee at that time. After such severance of an Optionee holding either an Incentive Stock Option or Nonqualified Stock Option, such Optionee shall have the right, at any time prior to such termination, to exercise the Option to the extent to which he was entitled to exercise it immediately prior to his severance.

     If, before the expiration of an Incentive Stock Option or a Nonqualified Stock Option held by an employee of the Company, the Optionee shall be retired from the employ of the Company because of his age or disability under the then established rules of the Company, such Incentive Stock Option or Non-incentive Stock Option, as the case may be, shall terminate on the earlier of such date of expiration or one day less than three months after his retirement. If, before the expiration of a Nonqualified Stock Option held by an Optionee who is not an employee of the Company, the Optionee's affiliation with the Company shall be severed for age or disability under the then established rules of the Company, such Nonqualified Stock Option shall terminate on the earlier of such date of expiration or one day less than three months after his severance of affiliation. In the event of retirement for age or disability, or severance of affiliation for age or disability, as the case may be, the Optionee shall have the right prior to the termination of the Option to exercise the Option to the extent to which he was entitled to exercise it immediately prior to such retirement or severance of affiliation for age or disability, as the case may be.

     In the event of the death of a holder of an Incentive Stock Option while in the employ of the Company or during the period after the retirement of the employee for age or disability and before the date of expiration of the Option, such Option will terminate on the earlier of such date of expiration or one year following the date of his death. In the event of the death of a holder of a Nonqualified Stock Option while in the employ of, or affiliated with, the Company or during the period after the retirement of the holder for age or disability or after the severance of his affiliation with the Company for age or disability, as the case may be, and before the date of expiration of the Option, the Option will terminate on the earlier of such date of expiration or one year following the date of his death. After the death of an Optionee holding either an Incentive Stock Option or a Nonqualified Stock Option, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the Option to the extent to which he was entitled to exercise it immediately prior to his death.

     An employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent or subsidiary corporation of the corporation issuing or assuming a stock option. For this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent and subsidiary corporations in Section 5 and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code.

     13. FORFEITURES. Notwithstanding any other provision of this Plan, if the Committee finds by a majority vote, that the Optionee, before or after termination of his employment or affiliation with the Company or any parent or subsidiary corporation (as used in this Section, the "Employer"), committed fraud, embezzlement, theft, commission of felony, or proven dishonesty in the course of his employment by or affiliation with the Employer which conduct damaged the Employer, or for disclosing trade secrets of the Employer, then any outstanding options which have not been exercised by the Optionee will be forfeited. The decision of the Committee as to the cause of an Optionee's discharge, the damage done to the Employer and the extent of the Optionee's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the Optionee by the Employer.

     14. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option if issuing the shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or federal law of the United states or of any other country or governmental subdivision, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject to an Option, that Option shall not be exercised in whole or in part unless the listing, registration, qualification, consent, approval or representations shall have been effected or obtained free of any conditions not acceptable to the Committee. In connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. Any determination by the Committee on these matters shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under applicable securities laws of any country or any political subdivision the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with applicable law:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, that registration is not required for a sale or transfer."

The Company may, but shall in no event be obligated to, register any securities covered by this Plan under applicable securities laws of any country or political subdivision (as now in effect or as later amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing those shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares under the Option to comply with any law or regulation or any governmental authority.

     15. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a stockholder with respect to shares covered by his Option until the date a stock certificate is issued for the shares. Except as provided in Section 17, no adjustment for dividends, or other matters shall be made if the record date is prior to the date the certificate is issued.

     16. EMPLOYMENT OR AFFILIATION OBLIGATION. The granting of any Option shall not impose upon the Company any obligation to employ or become affiliated with or continue to employ or be affiliated with any Optionee. The right of the Company to terminate the employment or affiliation of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights of the Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then
(a) the number, class and per share price of shares of stock subject to outstanding Options under this Plan shall be appropriately adjusted in a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved for the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Stock as the result of the event requiring the adjustment.

     If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, or if any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities, after the effective date of the merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of an Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, or change in beneficial ownership, the holder had been the holder of record of the number of shares of Stock equal to the entire number of shares as to which the Option may be exercised regardless of and without giving effect to any limitations set out in or imposed pursuant to this Plan or any Option granted hereunder.

     Except as expressly provided before in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for shares, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number or price of shares of Stock then subject to outstanding Options.

     18. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of the Company, or whose employer is about to become a parent or subsidiary corporation, conditioned in the case of an Incentive Stock Option upon the employee becoming an employee as the result of a merger or consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions of this Plan to the extent the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. But with respect to Incentive Stock Options, no variation shall be made which will affect the status of any substitute option as an "incentive stock option" under Section 422 of the Code.

     19. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. However, without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares which may be issued under Options pursuant to the provisions of this Plan; (b) reduce the Option price permitted for Incentive Stock Options; (c) extend the term during which an Incentive Stock Option may be exercised or the termination date of this Plan; (d) change the class of employees eligible to receive Incentive Stock Options; or (e) (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan. The Board of Directors, however, shall have the power to make all changes in the Plan and in the regulations and administrative provisions under the Plan or in any outstanding Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option under Section 422 of the Code and the regulations which may be issued under that Section as in existence from time to time.
All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of the amendment, modification or revision. In the event this Plan is terminated by action of the Board of Directors, all Options outstanding under this Plan may be terminated.

     20. WRITTEN AGREEMENT. Each Option granted under this Plan shall be embodied in a written agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the Optionee and by an officer of the Company on behalf of the Committee and the Company. Each Option agreement shall contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

     21. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. The Company will, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted under it by reason of the fact that that person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by that person in connection with the action, suit or proceeding. This right of indemnification will inure to the benefit of the heirs, executors and administrators of each person to be protected and is in addition to all other rights to which that person may be entitled by virtue of the by-laws of the Company or as a matter of law, contract or otherwise.

     22. TAX WITHHOLDING. The Company shall be entitled to deduct from other compensation payable to each employee any sums required by federal, state or local tax law to be withheld with respect to the grant or exercise of an Option. In the alternative, the Company may require the employee (or other individual exercising the Option) to pay the sum directly to the Company. If the employee (or other individual exercising the Option) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within ten days after the date of exercise. The Company shall have no obligation upon exercise of any Option until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company shall not be obligated to advise an employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

     23. GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

     24. HEADINGS. Headings of Sections are included for convenience of reference only and do not constitute part of this Plan and shall not be used in construing the terms of this Plan.

     25. OTHER OPTIONS. The grant of an Option shall not confer upon an Optionee the right to receive any future or other Options under this Plan, whether or not Options may be granted to similarly situated Optionees, or the right to receive future Options upon the same terms or conditions as previously granted.

     26. ARBITRATION OF DISPUTES. Any controversy arising out of or relating to this Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

     27. GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Delaware.

     28.  EFFECTIVE DATE OF PLAN.       This Plan restates and integrates,
and also amends, the UroCor, Inc. 1992 Amended and Restated Stock Option Plan adopted effective March 15, 1996.

     The Plan shall become effective and shall be deemed to have been adopted on May 5, 1997, if within one year of that date it has been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribe a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders.

     No Options shall be granted pursuant to the Plan after September 24, 2002.

                                                                    ANNEX B

                                 UROCOR, INC.
                 1997 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                 MAY 5, 1997

     1. PURPOSE. This 1997 Non-Employee Director Stock Option Plan (this "Plan") of UroCor, Inc., a Delaware corporation (the "Company"), is adopted, subject to stockholder approval, for the benefit of the directors of the Company who at the time of their service are not employees of the Company or any of its subsidiaries ("Non-Employee Directors"), and is intended to advance the interests of the Company by providing the Non-Employee Directors with additional incentive to serve the Company by increasing their proprietary interest in the success of the Company.

     2. ADMINISTRATION. This Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the "Committee"), which Committee shall consist of not less than two members of the Board of Directors and shall be comprised solely of members of the Board of Directors who qualify as non-employee directors as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"). For the purposes of this Plan, a majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including (without limitation) the exercise of any power or discretion given to him under this Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretation and application of this Plan, or as to options granted hereunder (the "Options"), shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. Notwithstanding the above, the selection of Non-Employee Directors to whom Options are to be granted, the number of shares subject to any Option, the exercise price of any Option and the term of any Option shall be as hereinafter provided and the Committee shall have no discretion as to such matters.

     3. OPTION SHARES. The stock subject to the Options and other provisions of this Plan shall be shares of the Company's Common Stock, $.01 par value per share (or such other par value as may be designated by act of the Company's stockholders, the "Common Stock"). The total amount of Common Stock with respect to which Options may be granted shall not exceed 100,000 shares in the aggregate; PROVIDED, that the class and aggregate number of shares which may be subject to the Options granted hereunder shall be subject to adjustment in accordance with the provisions of Section 12 of this Plan. Such shares may be treasury shares or authorized but unissued shares.

     If any outstanding Option for any reason shall expire or terminate by reason of the death of the optionee or the fact that the optionee ceases to be a director, the surrender of any such Option, or any other cause, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under this Plan.

     4.   GRANT OF OPTIONS.

     (a)  DIRECTORS ON THE EFFECTIVE DATE OF THIS PLAN.

          (i) Subject to the provisions of Section 16 hereof, there shall be granted, immediately following the close of business on the effective date of this Plan, at a per share Option Price equal to the fair market value (as defined in Subsection 4(c) below) of a share of Common Stock on the effective date of this Plan, (A) to each person who was a Non-Employee Director on January 1, 1989, and is a Non-Employee Director on the effective date of this Plan, an Option to purchase 10,000 shares of Common Stock, (B) to each person who was a Non-Employee Director on January 1, 1994, is a Non-Employee Director on the effective date of this Plan and is not eligible to receive an option under clause (A) of this Subsection 4(a)(i), an option to purchase 7,500 shares of Common Stock and (C) to each person who was a Non-Employee Director on January 1, 1995, is a Non-Employee Director on the effective date of this Plan and who is not eligible to receive an option under clauses (A) or (B) of this Subsection 4(a)(i), an option to purchase 5,000 shares of Common Stock.

          (ii) For so long as this Plan is in effect and shares are available for the grant of Options hereunder, on July 1 of each year beginning July 1, 1998, there shall be granted to each person who is a Non-Employee Director on the effective date of this Plan and on such July 1 an Option to purchase 5,000 shares of Common Stock at a per share Option Price equal to the fair market value of a share of the Company's Common Stock on such date (such number of shares being subject to the adjustments provided in Section 12 of this Plan).

     (b) DIRECTORS ELECTED AFTER THE EFFECTIVE DATE OF THIS PLAN.

          (i) Subject to the provisions of Section 16, for so long as this Plan is in effect and shares are available for the grant of Options hereunder, each person who shall become a Non-Employee Director after the effective date of this Plan shall be granted, on the date of his election, whether by the Stockholders or the Board of Directors in accordance with applicable law, an Option to purchase 10,000 shares of Common Stock at a per share Option Price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 12 of this Plan).

          (ii) For so long as this Plan is in effect and shares are available for the grant of Options hereunder, on July 1 of each year beginning July 1, 1998, there shall be granted to each person who shall become a Non-Employee Director after the effective date of this Plan and is a Non-Employee Director on such July 1 an Option to purchase 5,000 shares of Common Stock at a per share Option Price equal to the fair market value of a share of Common Stock on such date (such number of shares being subject to the adjustments provided in Section 12 of this Plan).

     (c) FAIR MARKET VALUE. For purposes of this Section 4, the "fair market value" of a share of Common Stock as of any particular date shall mean (i) if the Common Stock is listed or admitted to trading on any securities exchange or on The National Association of Securities Dealers (the "NASD") Automated Quotation System ("Nasdaq") Stock Market's National Market, the closing price on such day on the principal securities exchange or on The Nasdaq Stock Market's National Market on which the Common Stock is traded or quoted, or if such day is not a trading day for such securities exchange or The Nasdaq Stock Market's National Market, the closing price on the first preceding day that was a trading day, (ii) if the Common Stock is not then listed or admitted to trading on any securities exchange or on The Nasdaq Stock Market's National Market, the closing bid price on such day as reported by the NASD, or if no such price is reported by the NASD for such day, the closing bid price as reported by the NASD on the first preceding day for which such price is available, and (iii) if the Common Stock is not then listed or admitted to trading on any securities exchange or on The Nasdaq Stock Market's National Market and no such closing bid price is reported by the NASD, as determined by another reputable quotation source selected by the Committee in good faith.

     5. DURATION OF OPTIONS. Each Option granted under this Plan shall be exercisable for a term of nine years from the date such Option first becomes exercisable pursuant to Section 6 hereof, subject to earlier termination as provided in Section 9 of this Plan.

     6. AMOUNT EXERCISABLE. Each Option granted under this Plan may be exercised in whole or in part at any time commencing one year after the grant thereof.

     7. EXERCISE OF OPTIONS. An optionee may exercise his Option by delivering to the Company a written notice stating (a) that such optionee wishes to exercise such Option on the date such notice is so delivered, (b) the number of shares of stock with respect to which such Option is to be exercised and (c) the address to which the certificate representing such shares of stock should be mailed. To be effective, such written notice shall be accompanied by payment of the Option Price of each of such shares of stock. Each such payment shall be made by cash, cashier's check or bank draft drawn on a national banking association or postal or express money order, payable to the order of the Company in United States dollars.

     As promptly as practicable after the receipt by the Company of (a) such written notice from the optionee and (b) payment, in the form required by the foregoing provisions of this Section 7, of the Option Price of the shares of stock with respect to which such Option is to be exercised, a certificate representing the number of shares of stock with respect to which such Option has been so exercised registered in the name of such optionee, shall be delivered to such optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such optionee at the address specified for such purpose in such written notice from the optionee to the Company.

     8. TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution.

     9. TERMINATION. Except as may be otherwise expressly provided in this Plan, each Option, to the extent it shall not have been exercised previously, shall terminate on the earlier of the following:

          (a) At 5:00 p.m., Oklahoma City time, on the last day of the 60-day period commencing on the date on which the optionee ceases to be a member of the Company's Board of Directors, for any reason other than the death or permanent disability of the optionee, during which period the optionee shall be entitled to exercise all Options held by the optionee on the date on which the optionee ceased to be a member of the Company's Board of Directors which could have been exercised on such date;

          (b) On the last day of the one-year period commencing on the date of the optionee's death while serving as a member of the Company's Board of Directors, during which period the executor or administrator of the optionee's estate or the person or persons to whom the optionee's Option shall have been transferred by will or the laws of descent or distribution, shall be entitled to exercise all Options in respect of the number of shares that the optionee would have been entitled to purchase had the optionee exercised such Options on the date of his death; or

          (c)  Ten years after the date of grant of such Option.

     10. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provisions of any law or regulation of any governmental authority. Each Option granted under this Plan shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Any determination in this connection by the Committee shall be final, binding and conclusive. If the shares issuable on exercise of an Option are not registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act (as now in effect or as hereafter amended) and, if any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     11. NO RIGHTS AS STOCKHOLDER. No optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Section 12 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     12. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (a) the number, class and per share price of shares of stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class or classes of shares as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares then reserved for issuance under this Plan and the number of shares to be subject to the grants to be made pursuant to Subsections 4(a)(ii), 4(b)(i) and 4(b)(ii) shall be adjusted by substituting for the total number and class of shares of stock then reserved or subject to grant the number and class or classes of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment, disregarding any fractional shares.

     If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan, or if any "person" (as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing greater than 50% of the combined voting power of the Company's then outstanding securities, after the effective date of such merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, the number and class or classes of shares of such stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, liquidation, sale or other disposition, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option may be exercised.

     Except as otherwise expressly provided in this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     13. AMENDMENT OR TERMINATION OF PLAN. The Board of Directors may modify, revise or terminate this Plan at any time and from time to time; PROVIDED, HOWEVER, that without the further approval of the holders of at least a majority of the outstanding shares of voting stock, or if the provisions of the corporate charter, bylaws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) materially increase the benefits accruing to participants under this Plan; (b) materially increase the number of shares of Common Stock which may be issued under this Plan; or (c) materially modify the requirements as to eligibility for participation in this Plan, unless, in each such case, the Board of Directors of the Company shall have obtained an opinion of legal counsel to the effect that stockholder approval of the amendment is not required (x) by law, (y) by the rules and regulations of, or any agreement with, the National Association of Securities Dealers, Inc. or (z) to make available to the optionee with respect to any option granted under this Plan, the benefits of Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act, or any similar or successor rule. In addition, the provisions of this Plan may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All Options granted under this Plan shall be subject to the terms and provisions of this Plan and any amendment, modification or revision of this Plan shall be deemed to amend, modify or revise all Options outstanding under this Plan at the time of such amendment, modification or revision. If this Plan is terminated by action of the Board of Directors, all outstanding Options may be terminated.

     14. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement, which shall be subject to the terms and conditions prescribed above, and shall be signed by the optionee and by the appropriate officer of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

     15. INDEMNIFICATION OF COMMITTEE AND BOARD OF DIRECTORS. The Company shall, to the fullest extent permitted by law, indemnify, defend and hold harmless any person who at any time is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) in any way relating to or arising out of this Plan or any Option or Options granted hereunder by reason of the fact that such person is or was at any time a director of the Company or a member of the Committee against judgments, fines, penalties, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding. This right of indemnification shall inure to the benefit of the heirs, executors and administrators of each such person and is in addition to all other rights to which such person may be entitled by virtue of the by-laws of the Company or as a matter of law, contract or otherwise.

     16. EFFECTIVE DATE OF PLAN. This Plan shall become effective, subject to stockholder approval, on May 5, 1997. This Plan, and all Options granted under this Plan on or after May 5, 1997, and prior to stockholder approval, shall be void and of no further force and effect unless this Plan shall have been approved by the requisite vote of the stockholders entitled to vote at a meeting of the stockholders of the Company called for such purpose prior to May 5, 1998.

     No Option shall be granted pursuant to this Plan on or after May 5, 2007.

                                        PROXY
                                     UROCOR, INC.
              THIS PROXY FOR HOLDERS OF COMMON STOCK IS SOLICITED BY THE
              BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON JUNE 20, 1997

    The undersigned stockholder of UroCor, Inc. (the "Company") hereby appoints William A. Hagstrom and Socrates H. Choumbakos as Proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote all shares of Common Stock of the Company of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma at 2:00 p.m., C.D.T., Friday, June 20, 1997, or at any adjournment(s) thereof, on the following matters more particularly described in the Proxy Statement dated May 16, 1997.

1. ELECTION OF DIRECTORS: [ ] FOR all the nominees listed [ ] WITHHOLD AUTHORITY
                              (except as indicated to the     to vote for
                               contrary below)                election of
                                                              directors

   NOMINEES: Herbert J. Conrad and Louis M. Sherwood, M.D.
(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

2. Proposal to approve the UroCor, Inc. Second Amended and Restated 1992 Stock Option Plan, which amends the Company's existing option plan to increase the number of shares for which options may be granted under such plan and amend certain provisions of the plan to bring the plan into compliance with recently amended federal securities and tax laws.
     [  ] FOR  [  ] AGAINST   [  ] ABSTAIN

3. Proposal to approve the UroCor, Inc. 1997 Non-Employee Director Stock Option Plan.
     [  ] FOR  [  ] AGAINST   [  ] ABSTAIN

4. In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

     This proxy, when properly executed, will be voted as directed. If not otherwise specified, this proxy will be voted FOR the election of the director nominees named in Item 1, or if any one or more of the nominees becomes unavailable, FOR another nominee or other nominees to be selected by the Board of Directors, FOR the Second Amended and Restated 1992 Stock Option Plan set forth in Item 2 and FOR the 1997 Non-Employee Director Stock Option Plan set forth in Item 3.

                                       Dated:___________________________, 1997

                                       ---------------------------------------

                                       ---------------------------------------
                                            (Signature of Stockholder(s))

                                          Please sign exactly as name appears
                                       hereon.  Joint owners should each sign.
                                       When signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       please give full title as it appears
                                       hereon.

                                             PLEASE MARK, SIGN, DATE AND
                                             RETURN IMMEDIATELY USING THE
                                                  ENCLOSED ENVELOPE.